Exhibit 99.1

Weyerhaeuser

Investor Presentation


First Quarter 2020

FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, with respect to: future goals and prospects; business strategies; factors affecting market supply of lumber; key initiatives; adjusted EBITDA outlook; levels of demand and market drivers for our products, including expected growth in U.S. housing starts and housing demand and repair and remodel activity; market dynamics, demand and pricing outlook for our saw logs and lumber products; market fundamentals and dynamics for our oriented strand board products; export markets; mill capacity; HBU acres; dividend levels and sustainability; share repurchases; and capital structure, financial ratios, credit ratings and future debt maturities. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may be identified by our use of certain words in such statements, including without limitation words such as "anticipate," "believe," "committed," "continue," "continued," "could," "forecast," "growing," "estimate," "outlook," "goal," "will," "plan," "expect," "sustainable," "maintain," "target," "would" and similar words and terms and phrases using such terms and words. Depictions or illustrations that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals or targets, or we may reference expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions concerning future events and are inherently subject to uncertainties and factors relating to our operations and business environment that are difficult to predict and often beyond the company's control. These and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements. Such factors include, without limitation: our ability to successfully execute our performance plans, including cost reductions and other operational excellence initiatives; the successful and timely execution and integration of our strategic acquisitions, including our ability to realize expected benefits and synergies, and the successful and timely execution of our strategic divestitures, each of which is subject to a number of risks and conditions beyond our control including, but not limited to, timing and required regulatory approvals; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and the relative strength of the U.S. dollar to the Japanese yen, the Chinese yuan, and the Canadian dollar, and the relative value of the euro to the yen; economic activity in Asia, especially Japan and China; restrictions on international trade, and tariffs imposed on imports or exports; market demand for our products, including demand for our timberland properties with higher and better uses, which in turn is related to the strength of various U.S. business segments and U.S. and international economic conditions; domestic and foreign competition; performance of our manufacturing operations, including maintenance and capital requirements; potential disruptions in our manufacturing operations; raw material availability and prices; energy prices; the effects of weather; changes in global or regional climate conditions and governmental response to such changes; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; transportation and contractor availability and costs; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; performance of pension fund investments and related derivatives; the effect of timing of retirements and changes in the market price of our common stock on charges for share-based compensation; the accuracy of our estimates of costs and expenses related to contingent liabilities; changes in accounting principles; and other factors described in filings we make from time to time with the Securities and Exchange Commission, including without limitation the risk factors described in our annual report on Form 10-K. There is no guarantee that any of the anticipated events or results articulated in this presentation will occur or, if they occur, what effect they will have on the company's results of operations or financial condition. The forward-looking statements contained herein apply only as of the date of this presentation and we do not undertake any obligation to update these forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation.

Also included in this presentation are certain non-GAAP financial measures, which management believes complement the financial information presented in accordance with U.S. generally accepted accounting principles (GAAP). These measures should not be considered in isolation from, and are not intended to represent an alternative to, our GAAP results. However, we believe these measures provide meaningful supplemental information for our investors because they are used by management to evaluate the operating performance of our company, and Adjusted EBITDA is based on a widely used performance measure across our industry. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies due to potential inconsistencies in how such measures are calculated. A reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation.

WEYERHAEUSER INVESTMENT THESIS

UNMATCHED **PORTFOLIO** + INDUSTRY-LEADING **PERFORMANCE** + DISCIPLINED **CAPITAL ALLOCATION** → SUPERIOR **SHAREHOLDER VALUE**

ESG

Strong ESG Foundation | Our Forests and Wood Products are Natural Climate Solutions



UNMATCHED PORTFOLIO

Our Quality, Diversity and Scale Cannot Be Replicated

WHO WE ARE

A Tax-Efficient Timber REIT with Three Industry-Leading Businesses

TIMBERLANDS
We are the largest private timberland owner in North America

REAL ESTATE, ENERGY & NATURAL RESOURCES
We deliver the most value from every acre

WOOD PRODUCTS
We are a scale, low-cost wood products manufacturer



14 MILLION ACRES LICENSED IN CANADA
35 MANUFACTURING FACILITIES ACROSS NORTH AMERICA
11 MILLION ACRES OWNED IN THE U.S.
19 Lumber Mills
6 Oriented Strand Board Mills
6 Engineered Lumber Mills
3 Plywood / Veneer Mills
1 Medium Density Fiberboard Mill
18 Distribution Centers (not shown)

Acreage is pro forma for the announced sale of Montana timberlands expected to close in second quarter 2020.

WHAT WE DO

Create and Capture Superior Value at Every Step

Proprietary seedlings
yield superior growth, wood quality and survival characteristics


Seedlings

Customized planting
deploys the best genetic material for each acre on our land base


Planting

Targeted silviculture
generates superior volume and value in each geography


Silviculture

Healthy forests
are diverse, productive, and grown sustainably to financial maturity


Healthy Forests

Premium land sales
capturing every acre's highest value


REAL ESTATE
ENERGY & NATURAL RESOURCES

Steady royalty and lease income
maximizes the value of surface and subsurface assets


Harvest & Haul

Superior efficiency
and logistics capabilities for low-cost and reliable operations


Log Marketing

Delivered log model
captures maximum value from each tree using data-driven optimization


Fiber Procurement

Optimal raw materials
are cost effectively sourced internally and externally to maximize mill margins


Manufacturing

Low-cost producer
to ensure top margin for lumber, panels and engineered wood


Customers

Diverse customer mix
that fully values our quality, scale, reliability, and sustainable practices

HOW WE DO IT
Strong ESG Foundation



ENVIRONMENTAL STEWARDSHIP

Sustainable Forest Management

Environmental Impact

Carbon Footprint

SOCIAL RESPONSIBILITY

Safety & Human Capital

Workplace Culture

Community Investment & Engagement

CORPORATE GOVERNANCE

Best Practices in Governance

Board Composition

Ethics & Integrity

Sustainability is a core value

For more information, see our full ESG Presentation and visit www.wy.com/sustainability.

ENVIRONMENTAL STEWARDSHIP

Sustainable Forestry • Carbon Sequestration • Reduced Environmental Footprint

SUSTAINABLE ESG PRACTICES

TIMBERLANDS

WE PLANT ABOUT **150 MILLION TREES** EVERY YEAR

WE LEAVE **TREE BUFFERS** ALONG WATERWAYS TO **PROTECT AQUATIC HABITAT**

WE HARVEST **ONLY 2%** of our forests each year

100% OF OUR **TIMBERLANDS ARE REFORESTED** AFTER HARVEST

100% OF OUR **TIMBERLANDS ARE CERTIFIED** TO THE SUSTAINABLE FORESTRY INITIATIVE

SFI-00008

WE PARTICIPATE IN **18 HABITAT CONSERVATION PLANS** IN NORTH AMERICA

MANUFACTURING

OUR MILLS HAVE **IMPROVED ENERGY EFFICIENCY**

15% IN THE LAST DECADE

ON AVERAGE WE USE **95%** OF EVERY LOG

WE STORE the equivalent of **9 MILLION** METRIC TONS of CO_2 IN OUR **WOOD PRODUCTS** EVERY YEAR

That's like taking **2 MILLION CARS** OFF THE ROAD every year!

98% OF OUR WASTE IS **REUSED OR RECYCLED**

WE REDUCED OUR **GREENHOUSE GAS EMISSIONS** BY MORE THAN **50%** OVER THE LAST TWO DECADES

WE MEET NEARLY **70%** OF OUR OWN **ENERGY NEEDS** USING **RENEWABLE BIOMASS**

100+ years of expertise in sustainable forestry

Minimizing our environmental footprint

SOCIAL RESPONSIBILITY & GOVERNANCE

Human Capital Management • Ethics • Board Composition

SUSTAINABLE ESG PRACTICES

HUMAN CAPITAL MANAGEMENT

WE DRIVE SIGNIFICANT
SAFETY IMPROVEMENT



10.00
1.77
1990
2019
RECORDABLE INCIDENT RATE

WE REDUCED INJURY SEVERITY BY 35% IN 2019

91% OF JOB OFFERS EXTENDED WERE **ACCEPTED** IN 2019

OUR VOLUNTARY **TURNOVER** WAS ONLY **7%** IN 2019

95% OF ALL SALARIED EMPLOYEES HAVE AN **INDIVIDUAL DEVELOPMENT PLAN**

900+ LEADERS HAVE COMPLETED AT LEAST ONE **DEVELOPMENT PROGRAM** IN THE LAST FIVE YEARS

300+ LEADERS HAVE COMPLETED **UNCONSCIOUS BIAS TRAINING**

GOVERNANCE

ETHISPHERE NAMED WY ONE OF THE **WORLD'S MOST ETHICAL COMPANIES**

OUR **GOVERNANCE PRACTICES** ALIGN WITH **INVESTOR STEWARDSHIP GROUP PRINCIPLES**

WE'VE APPOINTED **6 NEW DIRECTORS** TO OUR BOARD SINCE 2015

BOARD DIVERSITY



3
8
Women
Men

Our strong ESG performance helps us attract and retain top, diverse talent

TIMBERLANDS


SUPERIOR HOLDINGS
CREATE VALUE
TODAY AND TOMORROW

- ✓ Unrivaled portfolio that cannot be replicated
- ✓ Diversified holdings at scale
- ✓ Unmatched timber-growing expertise
- ✓ Superior supply chain
- ✓ Enduring value across market cycles
- ✓ Enhancing portfolio over time

OUR TIMBERLANDS PORTFOLIO

Unmatched Quality, Scale and Diversification


3
MILLION
ACRES IN THE
WEST

High value Douglas-fir

- Premium land west of the Cascade mountains
- Sawlogs are approximately 90% of harvest
- Unique Japan export presence


7
MILLION
ACRES IN THE
SOUTH

Premium Southern yellow pine

- Superior quality pine plantation
- Balanced mix of grade and fiber logs
- Scale operations in every major region


1
MILLION
ACRES IN THE
NORTH

Diverse hardwoods and softwoods

- Premium hardwood sawlogs
- Maximizing value with over 50 product grades


North: 1%
West
47%
South
52%

ADJUSTED EBITDA[(1)]
BY REGION (2019)

UNMATCHED ASSETS & Supply-Chain CAPABILITIES

(1) See appendix for reconciliation to GAAP amounts and definition of Adjusted EBITDA. North includes Other.
Approximate total acres as of December 31, 2019. Northern acreage is pro forma for the announced sale of Montana timberlands expected to close in second quarter 2020.

TIMBERLANDS CUSTOMERS

Capture Full Value Through a Diverse Customer Mix

TIMBERLANDS REVENUE BY END MARKET (2019)


59%
24%
17%

THIRD-PARTY DOMESTIC CUSTOMERS

WEYERHAEUSER MILLS

EXPORT CUSTOMERS

We flex supply to meet dynamic customer demands and capture market opportunities

TIMBERLANDS EXPORT MARKETS

Unrivaled Market Position and Supply Chain Expertise


EXPORT REVENUE
71%
JAPAN
23%
CHINA
6%
KOREA

UNIQUE JAPAN BUSINESS

- Multi-decade relationships supplying steady post & beam housing market
- Western timberlands ownership provides premium logs at unrivaled scale
- Largest log export facility in North America creates substantial supply chain advantage and efficiencies

OTHER EXPORT MARKETS

- Direct-to-customer strategy facilitates consistent demand
- Flexibility to quickly respond to shifts in global wood demand
- Future growth opportunities

Percentages based on 2019 full year Timberlands export sales.

TIMBERLANDS
Enduring Value Across Market Cycles

NCREIF TIMBERLAND INDEX
MARKET VALUE PER ACRE, BY REGION



$ PER ACRE
1987
1991
1995
1999
2003
2007
2011
2015
2019
Northwest
South

- Perpetually Growing Asset
- Low Correlation With Other Asset Classes

Source: National Council of Real Estate Investment Fiduciaries (NCREIF) Timberland Index. Changes in index composition may affect average market values (e.g. NCREIF Northwest expanded to include Idaho in 2013).

TIMBERLANDS PORTFOLIO MANAGEMENT
Disciplined and Opportunistic

Timberland Acres By Region



7.5
6.0
4.5
3.0
1.5
0.0
Millions of acres
U.S. South
U.S. West
2012
2013
2014
2015
2016
2017
2018
2019

NEARLY **70%** INCREASE SINCE 2012

OVER **45%** INCREASE SINCE 2012

Strategic Divestitures



3.0
1.5
0.0
Millions of acres
Twin Creeks Uruguay
Michigan
Montana
2012
2013
2014
2015
2016
2017
2018
2019
2020

$1.6 BILLION OF PROCEEDS

- ✓ Continue to strategically optimize and upgrade portfolio
- ✓ Strong deal sourcing, diligence and execution expertise
- ✓ Maximize portfolio value and returns

Sale of Montana timberlands is expected to close in second quarter 2020. Twin Creeks proceeds include sale of acres to and redemption of interest in the joint venture.

REAL ESTATE, ENERGY & NATURAL RESOURCES


MAXIMIZE
THE VALUE OF
EVERY ACRE
WE OWN

- ✓ Continually evaluate every acre
- ✓ Deliver a significant premium to timber value
- ✓ Capture the full value of surface and subsurface assets
- ✓ Generate consistent and reliable cash flow

REAL ESTATE

Unlock Higher and Better Use (HBU) Value

Asset Value Optimization (AVO) PROCESS


REAL ESTATE
TIMBERLANDS
ACQUISITIONS, DIVESTITURES & VALUATION

- ☑ **Nimble Business Model**
- ☑ **Low Operating Costs**
- ☑ **Minimal Capital Investment**

CONTINUALLY EVALUATE EVERY ACRE

1.3 MILLION ACRES
with HBU attributes

55–65%
Premium to Timber Value
SINCE INCEPTION
consistently exceeding 30% target

≤1%
of timberland acres
SOLD ANNUALLY

Approximate acres as of December 31, 2019, pro forma for the announced sale of Montana timberlands expected to close in second quarter 2020.

ENERGY & NATURAL RESOURCES

Maximize the Value of Surface and Sub-Surface Rights



Cell Towers
Infrastructure Rights of Way
Wetland Mitigation Banks
Oil & Natural Gas
Wind and Solar Power
Aggregates & Industrial Materials



BALANCED EBITDA MIX (1)
35%
Oil & Natural Gas
60%
Aggregates & Industrial Materials
5%
Wind, Solar & Other

(1) See appendix for reconciliation to GAAP amounts. Percentages are approximate based on 2019 full year results.

REAL ESTATE, ENERGY & NATURAL RESOURCES

Consistent, Reliable Cash Generation



ADJUSTED EBITDA(1)
$ in millions
$189
$241
$264
$274
$255
2016
2017
2018
2019
2020 Outlook
Real Estate
Energy & Natural Resources

- ✓ Record Adjusted EBITDA in 2019
- ✓ Modestly lower 2020 outlook reflects Michigan and Montana divestitures

(1) See appendix for reconciliation to GAAP amounts.

WOOD PRODUCTS


MAXIMIZING
MARGIN
THROUGH THE
BUSINESS
CYCLE

- ✓ Unmatched scale, brand and reputation
- ✓ Diversified mix of high-quality products
- ✓ Diverse customer mix and demand drivers
- ✓ Relentless focus on industry-leading cost structure
- ✓ Superior returns through the cycle: "Black at the bottom"

WOOD PRODUCTS PORTFOLIO

Industry-Leading Scale, Diversification and Quality


LUMBER

2nd largest producer in North America

- 19 lumber mills
- 5.2 BBF capacity


ORIENTED STRAND BOARD

4th largest producer in North America

- 6 oriented strand board mills
- 3.0 BSF capacity


ENGINEERED WOOD PRODUCTS

#1 engineered wood capacity in North America

- 6 engineered wood mills (42 MMCF capacity)
- 3 veneer/plywood mills (610 MMSF capacity)
- 1 medium density fiber mill (265 MMSF capacity)


DISTRIBUTION

Located in the largest homebuilding markets

- 18 distribution centers


EWP
22%
4%
Distribution
Lumber
44%
OSB
30%

ADJUSTED EBITDA[1]
BY BUSINESS (2017-2019)

UNMATCHED ASSETS & Supply-Chain CAPABILITIES

(1) See appendix for reconciliation to GAAP amounts.

Statistics for full year 2019. Source: Competitor reports, public filings, APA. Production capacity for engineered wood represents total solid section press capacity. Three Weyerhaeuser facilities also produce I-Joists to meet market demand. In 2019, approximately 25 percent of Weyerhaeuser's total press production was converted into I-Joists.

WOOD PRODUCTS

Diverse Demand Drivers and Customer Mix

PERCENT OF SALES BY END MARKET (2019)


65%

NEW RESIDENTIAL: SINGLE & MULTI-FAMILY


20%

REPAIR & REMODEL: PROFESSIONAL AND DIY


15%

NON-RESIDENTIAL CONSTRUCTION AND INDUSTRIAL USES

Customers value our quality, scale, reliability and sustainable practices

Percentages are approximate based on 2019 full year Wood Products net sales.

WOOD PRODUCTS

Positioned for Superior Performance Through the Cycle

Achieved Industry-Leading Cost Structure



Lumber
14%
Cost Reduction
100%
95%
90%
85%
80%
Cost Net of Logs/MBF Indexed to 2013
2013
2015
2017
2019



OSB
15%
Cost Reduction
100%
95%
90%
85%
80%
Controllable Cost/ M38 Indexed to 2013
2013
2015
2017
2019

Improved EWP & Distribution EBITDA Through Market Headwinds



ADJUSTED EBITDA[1]
$ in millions
$240
$12
2013
2014
2015
2016
2017
2018
2019
EWP
Distribution

Achieved "Black at the Bottom"

(1) See appendix for reconciliation to GAAP amounts.

INDUSTRY-LEADING PERFORMANCE

Significant, Sustainable Margin Improvement Through the Cycle

OPERATIONAL EXCELLENCE 1.0
Achieved $650 Million of Margin Improvements Since 2014

TIMBERLANDS

HARVEST & HAUL
Increase efficiency and reduce cost

SILVICULTURE
Optimize site prep, thinning and fertilization

MERCHANDISING
Right product from the right log

MARKETING
Right product to the right customer


WE ALSO
COLLABORATED
FOR
CROSS-BUSINESS
OPX
IN 2019

WOOD PRODUCTS

CONTROLLABLE COSTS
Efficient labor, maintenance & raw material usage

RELIABILITY
Maximum uptime, highest quality product

RECOVERY
Higher log utilization

PRODUCT MIX
Aligned with customer demand

OPX HIGHLIGHTS BY BUSINESS

- WESTERN TIMBERLANDS — HIGHEST EBITDA PER ACRE VS PEERS FOR LAST 8 YEARS
- LUMBER — HIGHEST MARGIN VS PEERS IN 2019
- OSB — HIGHEST MARGIN VS PEERS FOR LAST 3 YEARS
- EWP — HIGHEST MARGIN VS PEERS FOR LAST 5 YEARS
- DISTRIBUTION — LARGEST MARGIN IMPROVEMENT VS PEERS SINCE 2011

See appendix for reconciliation to GAAP amounts.
Margin refers to Adjusted EBITDA margins as shown on the following slide.

DRIVING SUPERIOR RELATIVE PERFORMANCE

Our OpX Scorecard

TIMBERLANDS
ADJUSTED EBITDA[1,2] PER ACRE

WEST



$220
$180
$140
$100
$60
$20
2011 2012 2013 2014 2015 2016 2017 2018 2019

Weyerhaeuser Timberlands & ENR vs Peers

SOUTH



$80
$60
$40
$20
$0
2011 2012 2013 2014 2015 2016 2017 2018 2019

Weyerhaeuser Timberlands & ENR vs Peers

WOOD PRODUCTS
ADJUSTED EBITDA MARGIN[1,3]

LUMBER[4]



30%
25%
20%
15%
10%
5%
0%
-5%
2011 2012 2013 2014 2015 2016 2017 2018 2019

Weyerhaeuser vs Peers

ORIENTED STRAND BOARD



50%
40%
30%
20%
10%
0%
-10%
2011 2012 2013 2014 2015 2016 2017 2018 2019

Weyerhaeuser vs Peers

ENGINEERED WOOD PRODUCTS



21%
18%
15%
12%
9%
6%
3%
0%
-3%
2011 2012 2013 2014 2015 2016 2017 2018 2019

Weyerhaeuser vs Peers

DISTRIBUTION



6%
4%
2%
0%
-2%
-4%
-6%
-8%
2011 2012 2013 2014 2015 2016 2017 2018 2019

Weyerhaeuser vs Peers

Source for competitor data: public SEC filings, National Council of Real Estate Investment Fiduciaries (NCREIF). Results include only North American operations.

(1) See appendix for reconciliation to GAAP amounts.

(2) Timberlands peers include NCREIF, PotlatchDeltic, and Rayonier. To improve comparability with peer disclosures, amounts shown for Weyerhaeuser include Timberlands EBITDA and non-timber income currently reported in the company's Energy & Natural Resources business.

(3) Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana Pacific, Norbord and West Fraser. Some 2019 peer results not yet available.

(4) 2017-2019 lumber margins include expenses for softwood lumber countervailing and anti-dumping duties for all companies shown.

OPX 2.0

Evolving Our Approach to Operational Excellence

DELIVERING VALUE TO SHAREHOLDERS THROUGH SUPERIOR EXECUTION + ONGOING IMPROVEMENT

TARGET $50-70 MILLION IN 2020

MARGIN IMPROVEMENT

TOP LINE

Capture Maximum Value for Every Product

BOTTOM LINE

Deliver and Maintain Industry-Leading Cost Structure

BLACK AT THE BOTTOM • #1 IN EVERY BUSINESS LINE

FUTURE VALUE

Drive Improvements Today that Create Future Value

Superior Execution on:

- Silviculture Prescriptions
- Maintenance Programs

COST AVOIDANCE

Avoid Future Costs or Cost Increases

- Procurement Optimization
- Shared/Repurposed Assets
- Reduced Employee Turnover

EFFICIENCY

Enable Highest-Value Use of Resources

- Simplify/Standardize Tools
- Automate Manual Work
- Leverage Technology/Data

DISCIPLINED CAPITAL ALLOCATION

Demonstrated Commitment to Balancing Three Key Priorities

DISCIPLINED CAPITAL ALLOCATION

Balanced Philosophy | Three Key Priorities

RETURN CASH TO SHAREHOLDERS	INVEST IN OUR BUSINESSES	MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE
CORE ALLOCATION		
Sustainable Dividend	Disciplined Capital Expenditures	Investment Grade Credit Rating
OPPORTUNISTIC ALLOCATION		
Share Repurchases	Value-Enhancing Growth Opportunities	Liability Management
$1 BILLION of cash returned to shareholders **in 2019**	**$380 MILLION** of disciplined capex **in 2019**	**$1.5 BILLION** reduction in pension obligations **in 2019**

RETURNING CASH TO SHAREHOLDERS

Demonstrated Commitment

RETURNED NEARLY
$8 BILLION
TO SHAREHOLDERS
SINCE 2014

DIVIDEND
RETURNED NEARLY
$5 BILLION
SINCE 2014

SHARE REPURCHASE
MORE THAN
$3 BILLION
SINCE 2014

Quarterly Dividend of $0.34 Per Share

Dividend declared on February 14, 2020.

DISCIPLINED INVESTMENTS

Sustain and Enhance Our Operations

CAPITAL EXPENDITURES

$ in millions


$425
$419
$427
$384
$360
2016
2017
2018
2019
2020
Outlook

2020 OUTLOOK

Wood Products - $235 million
- Maintenance capex
- Projects to improve costs and reliability

Timberlands - $120 million
- Reforestation and silviculture
- Roads and infrastructure

Corporate - $5 million
- IT system upgrades

Real Estate & ENR – Very minimal
- Primarily entitlement activities

Wood Products Expenditures Have Decreased With Completion of Large Mill Rebuilds

Capital expenditures for 2016 exclude discontinued operations.

MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE

Strong Balance Sheet and Financial Flexibility

INVESTMENT GRADE CREDIT PROFILE

Baa2 Moody's

BBB Standard & Poor's

3.5x **Target**
Net debt/Adjusted EBITDA over the cycle

AMPLE LIQUIDITY

$1.5 billion
revolving line of credit

No debt maturities
until 2021

STRONG ASSET COVERAGE

Nearly 85%
of business assets are in Timberlands

OPPORTUNISTIC LIABILITY MGMT

Reduced
future pension obligations

Refinanced
debt to capitalize on favorable rates

NET DEBT TO ADJUSTED EBITDA(1)



3.5x
6.0
4.0
2.0
0.0
Q1.16
Q3.16
Q1.17
Q3.17
Q1.18
Q3.18
Q1.19
Q3.19

(1) Last twelve months Adjusted EBITDA for each quarter presented. See appendix for reconciliation to GAAP amounts.

SUPERIOR SHAREHOLDER VALUE

Capitalizing on Strong Portfolio and Operational Performance

IMPROVING FUNDAMENTALS ACROSS OUR MARKETS

Driven by Continued Modest Growth in Residential Construction Activity


HOUSING STARTS

- ↑ Strong economic fundamentals
- ↑ Favorable demographics
- ↑ More focus on affordable offerings
- ↓ Supply-side constraints remain
- ↑ Expect continued single-family growth


LUMBER

- ↑ Increasing demand from rising construction activity
- ↑ B.C. mill closures have reduced industry capacity
- ↑ Pricing has strengthened in Q1


WESTERN LOGS

- ↑ Rising domestic wood products production
- ↔ Solid Japan market
- ↓ China market disruptions


REPAIR & REMODEL

- ↑ Aging housing stock
- ↑ Rising home equity
- ↔ Solid building materials retail demand
- ↔ Expect modest volume growth


ORIENTED STRAND BOARD

- ↑ Increasing demand from rising construction activity
- ↑ Industry curtailments reduced supply
- ↑ Pricing has strengthened in Q1


SOUTHERN LOGS

- ↑ Rising domestic wood products production
- ↑ New Southern lumber capacity
- ↔ Anticipate slowly increasing sawlog prices

OUR WORKING FORESTS ARE PART OF THE CLIMATE SOLUTION

An Endlessly Renewable Resource that Absorbs and Stores Carbon


OUR GROWING FORESTS
ABSORB CO^2
FROM THE ATMOSPHERE
WE PLANT MORE TREES
THAT ABSORB EVEN MORE CO_2
AS THEY GROW
OUR WOOD PRODUCTS
STORE CARBON
FOR THE LIFE OF THE PRODUCT


WOOD IS THE ULTIMATE
Green-Building Material
✓ Stores carbon
✓ Endlessly renewable
✓ Lower GHG emissions than concrete & steel

WEYERHAEUSER INVESTMENT THESIS

UNMATCHED **PORTFOLIO** + INDUSTRY-LEADING **PERFORMANCE** + DISCIPLINED **CAPITAL ALLOCATION** → SUPERIOR **SHAREHOLDER VALUE**

ESG

Strong ESG Foundation | Our Forests and Wood Products are Natural Climate Solutions



APPENDIX

Market Overview and Supplemental Information

FUNDAMENTALS SUPPORT CONTINUED GROWTH IN U.S. HOUSING

- Solid economic fundamentals
- Favorable consumer and homebuilder sentiment
- Affordability boosted by historically low mortgage rates



U.S. HOUSING STARTS
SEASONALLY ADJUSTED ANNUAL RATE
Single-family
Multi-family
Millions of units
2.5
2.0
1.5
1.0
0.5
0.0
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015
2019
ANNUAL

Source: U.S. Census Bureau

LEVEL OF CONSTRUCTION REMAINS BELOW HOUSING NEED

- Favorable demographics driving strong household formations
- Millennials entering prime homebuying years
- Growing housing "deficit" as current pace of building activity is not sufficient to meet demand

U.S. POPULATION BY AGE

AS OF JULY 1, 2018



6
5
4
3
2
1
0
Millions
Millennials are the largest demographic cohort
0
5
10
15
20
25
30
35
40
45
50
55
60
65
70
75
80
85
90
95
100+

Source: U.S Census Bureau

ANNUAL U.S. HOUSING NEED

MILLIONS OF UNITS

DRIVER	BASELINE AVERAGE DEMAND
New Household Formations	1.1
Replace Lost or Obsolete Units	0.3
Second Home Demand	0.1
Natural Vacancy Rate	0.1
ANNUAL NEW UNITS REQUIRED	**1.6**

Source: Freddie Mac, 2018

NEW HOME SALES SHIFTING TOWARDS LOWER PRICE POINTS

- Growing share of new home sales in lower price segments
- Builders adjusting product offerings to meet demand for affordable housing
- Labor, lots, and regulatory burdens remain headwinds in bringing affordable homes to market

NEW HOME SALES

BY PRICE SEGMENT 2019


Under $200k
10%
$200-300k
33%
$300-400k
25%
$400-500k
14%
$500-750k
13%
Over $750k
5%

Source: U.S Census Bureau

CHANGE IN NEW HOME SALES

BY PRICE SEGMENT | 2019 VS. 2018


Thousands of units
40
30
20
10
0
-10
Under $200k
$200-300k
$300-400k
$400-500k
$500-750k
Over $750k

Source: U.S Census Bureau

STEADY REPAIR & REMODEL ACTIVITY

- Housing stock continues to age, with median age of approximately 40 years old
- Rising home equity supports home improvement activity
- Expect continued growth in repair & remodel sales volumes

U.S. HOUSING STOCK

UNITS BY VINTAGE


Million units
25
20
15
10
5
0
2010s
2000s
1990s
1980s
1970s
1960s
1950s
1940s
1930s
1920s
Pre-1920
YEAR OF CONSTRUCTION

Source: U.S. Census Bureau 2017 American Housing Survey

U.S. RETAIL BUILDING MATERIALS SALES

TOTAL SPENDING


$ Billions
450
400
350
300
250
200
150
100
50
0
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2019
ANNUAL

Source: U.S. Census Bureau

LUMBER MARKETS STRENGTHENING

- Growing new residential construction will drive increasing demand
- Steady repair and remodel activity
- Industry closures have reduced available supply
- Rising focus on sustainable building products may drive higher non-residential usage over time

NORTH AMERICAN LUMBER CONSUMPTION

BY END USE, 2019



Repair & Remodel 39%
New Residential 30%
Industrial 25%
Non-Residential & Other 6%

Source: FEA

LUMBER PRICING

FRAMING LUMBER COMPOSITE



550
500
450
400
350
300
250
200
150
$/MBF
Q1 QTD
2005
2007
2009
2011
2013
2015
2017
2019
QUARTERLY

Source: Random Lengths
Q1 QTD as of 2/21/2020

WEYERHAEUSER'S AVERAGE LUMBER SALES REALIZATIONS

Approximate change

AS OF FEBRUARY 21, 2020

Q1 QTD vs. Q4 AVERAGE	**+$20/MBF HIGHER**
CURRENT vs. Q4 AVERAGE	**+$30/MBF HIGHER**

WY's SENSITIVITY
$10/MBF ≈ $45 million EBITDA ANNUALLY

LUMBER

B.C. Mill Closures Have Reduced Industry Capacity

- Log supply declining in British Columbia due to fires, pine beetle and lower allowable cut
- Canadian lumber exports to the U.S. remain subject to duties
- Canadian share of lumber market has decreased
- U.S. Southern lumber production gaining share

NORTH AMERICAN LUMBER PRODUCTION

BY REGION, 2019



British Columbia 17%
U.S. South 33%
Other Canada 25%
U.S. West 23%
U.S. Other 3%

Source: FEA
Total North American softwood lumber production 59 BBF in 2019

CHANGE IN LUMBER PRODUCTION

BY REGION, NOVEMBER 2019 YEAR TO DATE



0.5
0.0
(0.5)
(1.0)
(1.5)
(2.0)
(2.5)
Billion board feet
British Columbia
Other Canada
U.S. West
U.S. South

Source: WWPA

OSB MARKET FUNDAMENTALS IMPROVING

- Growing new residential construction will drive increasing demand
- Steady repair and remodel activity
- Industry curtailments in 2019 have reduced available supply

NORTH AMERICAN OSB

ANNOUNCED
INDUSTRY CURTAILMENTS, 2019



0%
-5%
-10%
-15%
Percentage of North American capacity
2019 Q3
2019 Q4
Total 2019

Source: Company Reports

ORIENTED STRAND BOARD PRICING

NORTH CENTRAL OSB



450
400
350
300
250
200
150
100
50
0
$/MSF
2005
2007
2009
2011
2013
2015
2017
2019
Q1 QTD
QUARTERLY

Source: Random Lengths
Q1 QTD as of 2/21/2020

WEYERHAEUSER'S AVERAGE OSB SALES REALIZATIONS

Approximate change

AS OF FEBRUARY 21, 2020

Q1 QTD vs. Q4 AVERAGE	+$5/MSF HIGHER
CURRENT vs. Q4 AVERAGE	+$30/MSF HIGHER

WY's SENSITIVITY
$10/MSF
≈ $30 million
EBITDA ANNUALLY

WESTERN SAWLOGS

Solid Demand and Improving Domestic Markets

- Largest driver of demand is growing U.S. housing activity
- Solid Japanese demand for premium logs
- Reduced China volume due to greater supply of European salvage logs
- Able to rapidly flex volume in response to changing markets



U.S. WESTERN HOUSING STARTS
Single-family
Multi-family
Millions
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
2003
2005
2007
2009
2011
2013
2015
2017
2019
ANNUAL
Source: Bureau of Census, FEA



JAPAN HOUSING STARTS
WOOD-BASED
Millions
1.0
0.8
0.6
0.4
0.2
0.0
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
ANNUAL
Source: MLIT

WESTERN LOG PRICING

DELIVERED DOUGLAS FIR #2



$/MBF
900
800
700
600
500
400
300
200
100
0
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
ANNUAL
Source: Log Lines

WY's SENSITIVITY
$20/MBF ≈ $30 million
EBITDA ANNUALLY



CHINA SOFTWOOD LOG IMPORTS
FROM ALL COUNTRIES
Million cubic meters
60
50
40
30
20
10
0
USA
Europe
New Zealand
All Other
2015
2016
2017
2018
2019
Source: China Gov't Statistics. Customs Code Numbers: 4403-2000 Logs, coniferous.

SOUTHERN SAWLOGS
Rising Demand and Slowly Increasing Pricing

- New Southern lumber capacity coming online
- WY's timberlands are well positioned to benefit from rising production across the South
- Future upside opportunity from Southern log exports



SOUTHERN LOG PRICING
DELIVERED SOUTHERN AVERAGE PINE SAWLOG
$/GREEN TON
60
55
50
45
40
35
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
Source: Timber Mart-South
ANNUAL

WY's SENSITIVITY
$5/ton
≈ $70 million
EBITDA
ANNUALLY



U.S. SOUTH CAPACITY ADDITIONS
2017-2021
Over
6 BBF
Announced
New Sawmill Capacity Announced
New Sawmill Capacity Completed
WY Timberlands
WY Export Facility
Source: Forisk, Company Reports



SAWMILL CAPACITY ADDITIONS
ANNOUNCED AND COMPLETED
BY STATE 2017-2021
MMBF
1,800
1,500
1,200
900
600
300
0
OK
VA
LA
NC
SC
FL
TX
AR
MS
AL
GA

WELL-LADDERED DEBT PROFILE

No Maturities Until 2021

DEBT MATURITY PROFILE[(1)]

$ in millions


$719
$1,876
$230
$436
$537
$300
$750
$1,250
$275
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Bonds
Revolving Line of Credit(2)

- ✓ **$6.2 billion of long-term debt outstanding**
  - 96% fixed rate
  - Weighted average maturity of 6.9 years
  - Weighted average interest rate of 5.9%
- ✓ **Revolver used for working capital management**

1. $860 million WestRock note maturing 2023 includes extension option.
2. Revolver balance as of December 31, 2019. Revolver capacity is $1.5 billion.

ENVIRONMENTAL, SOCIAL & GOVERNANCE

External Recognition

LISTINGS ON ESG INDICES

WE ARE THE ONLY
North American forestry or wood products company

MEMBER OF
Dow Jones Sustainability Indices
In collaboration with SAM
a RobecoSAM brand

2020 Bloomberg Gender-Equality Index

EURONEXT vigeoeiris INDICES

ECPI Sense in sustainability

MSCI

FTSE4Good

STOXX INNOVATIVE. GLOBAL. INDICES.

ESG RATINGS AND RANKINGS

Corporate Responsibility Magazine
NAMED US ONE OF THE
100 BEST
CORPORATE CITIZENS

ETHISPHERE
named us one of the
World's Most Ethical Companies®

We have a **"WINNING"** rating from 2020 Women on Boards

ISS QualityScore
SOCIAL
Highest Rating By
INSTITUTIONAL SHAREHOLDER SERVICES
1

20% BY 2020
2020
WOMEN ON BOARDS

WE ARE TIMBER-GROWING EXPERTS

Deeply Committed to Environmental Stewardship



PROPRIETARY SEEDLINGS

We cultivate seedlings with superior survival, growth, and wood-quality characteristics



CUSTOMIZED PLANTING

We deploy the best genetic material for each acre on our land base



TARGETED SILVICULTURE

Our practices generate superior volume and value in each geography



HEALTHY FORESTS

Our forests are diverse and more resistant to disease and drought

ESG

100% OF OUR TIMBERLANDS ARE **REFORESTED** AFTER HARVEST

WE PROTECT **WATERWAYS AND CRITICAL HABITAT**

100% OF OUR FORESTS ARE **CERTIFIED**

SUSTAINABLE FORESTRY INITIATIVE

OUR TIMBER SUPPLY-CHAIN EXPERTISE IS UNRIVALED

We Capture Maximum Value At Each Step



MATURE FORESTS

We grow diverse product offerings in scale quantities with superior, reliable quality



SUSTAINABLE HARVESTING

Our expert harvest planning captures value at the point of financial maturity



DATA-DRIVEN MARKETING

We maximize the value of every log using data-driven optimization



OPTIMIZED TRANSPORTATION

We offer dependable, year-round supply with world-class logistics and efficient harvest & haul

SUPPLY CHAIN EXPERTS

WE HAVE **FLEXIBILITY** TO RESPOND **QUICKLY** TO CHANGING MARKETS

WE OFFER **UNIQUE VALUE**

Diverse Products at Scale
Year-Round Supply
Superior Quality
Reliability

WE HAVE THE **LARGEST LOG EXPORT** FACILITY IN THE U.S.

OUR WOOD PRODUCTS SUPPLY CHAIN IS EFFICIENT

We Drive Out Cost and Maximize Value From Raw Materials to End Use



FIBER PROCUREMENT

We source the optimal mix of raw materials internally and externally to maximize margins



LOW-COST MANUFACTURING

Our operational excellence and reliability focus drives top margins for lumber, OSB and EWP



PRODUCT DISTRIBUTION

We maximize value by using the right mix of our own and other distribution channels



DIVERSE CUSTOMERS

Our customers value our quality, scale, reliability and sustainable practices

ESG

WE MAXIMIZE THE RESOURCE BY USING **95%** OF EACH LOG ON AVERAGE

OUR MILLS HAVE IMPROVED **ENERGY EFFICIENCY 15%** IN THE LAST DECADE

OUR PRODUCTS STORE THE EQUIVALENT OF **9 MILLION METRIC TONS OF CO_2** EACH YEAR

OUR VISION

Working together to be the world's premier timber, land, and forest products company



HOW WE WIN

WHAT IT LOOKS LIKE

CORE VALUES		RELENTLESS FOCUS		KEY BEHAVIORS		WEYERHAEUSER A TRULY GREAT COMPANY
Safety	+	Develop our people	+	Act with urgency	=	Great place to work
Integrity		Drive operational excellence		Be accountable		Great customer focus
Citizenship		Deliver the most value from every acre		Be courageous		Great shareholder value
Sustainability		Optimize capital		Keep it simple		Great community support
Inclusion				Be innovative		

WHY WE MATTER

We manage the most sustainable, versatile resource on earth: forests. We're experts at using trees to make products people need, and we do it the right way so our forests will last forever.

ADJUSTED EBITDA RECONCILATION

Total Company

$ Millions		2016		2017		2018		2019
Adjusted EBITDA[1]	$	**1,583**	$	**2,080**	$	**2,032**	$	**1,276**
Depletion, depreciation & amortization		(512)		(521)		(486)		(510)
Basis of real estate sold		(109)		(81)		(124)		(116)
Unallocated pension service costs		(5)		(4)		—		—
Special items included in operating income		(135)		(343)		(28)		1
Operating Income (GAAP)	$	**822**	$	**1,131**	$	**1,394**	$	**651**
Non-operating pension and other postretirement benefit (costs) credits		48		(62)		(272)		(516)
Interest income and other		65		40		60		30
Net Contribution to Earnings	$	**935**	$	**1,109**	$	**1,182**	$	**165**
Interest expense, net		(431)		(393)		(375)		(378)
Income taxes		(89)		(134)		(59)		137
Net Earnings from Continuing Operations	$	**415**	$	**582**	$	**748**	$	**(76)**
Earnings from discontinued operations, net of income taxes		612		—		—		—
Net Earnings (GAAP)[2]	$	**1,027**	$	**582**	$	**748**	$	**(76)**

1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.
2. Net earnings for 2018 and 2019 includes net charges of $122 million and $354 million, respectively, of after-tax non-operating special items which are reported in non-operating pension and other postretirement benefit (costs) credits, interest income and other, interest expense, net, and income taxes.

NET DEBT TO ADJUSTED EBITDA RECONCILATION

Total Company

$ Millions	2016				2017				2018				2019			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Net Debt to Adjusted EBITDA (LTM) [1,2,3]	**6.7**	**6.1**	**5.3**	**3.7**	**3.6**	**3.3**	**2.9**	**2.5**	**2.5**	**2.2**	**2.5**	**3.0**	**3.3**	**3.9**	**4.7**	**4.9**
Total debt	$7,715	$8,013	$8,310	$6,610	$6,606	$6,604	$5,995	$5,992	$5,928	$5,924	$5,921	$6,344	$6,401	$6,293	$6,590	$6,377
Less: Cash and equivalents	411	485	769	676	455	701	497	824	598	901	348	334	259	212	153	139
Net Debt	**$7,304**	**$7,528**	**$7,541**	**$5,934**	**$6,151**	**$5,903**	**$5,498**	**$5,168**	**$5,330**	**$5,023**	**$5,573**	**$6,010**	**$6,142**	**$6,081**	**$6,437**	**$6,238**
Adjusted EBITDA (LTM) [2,3]	**$1,097**	**$1,234**	**$1,427**	**$1,583**	**$1,701**	**$1,794**	**$1,929**	**$2,080**	**$2,170**	**$2,301**	**$2,237**	**$2,032**	**$1,853**	**$1,559**	**$1,362**	**$1,276**
Depletion, depreciation & amortization	(345)	(398)	(457)	(512)	(541)	(537)	(531)	(521)	(508)	(498)	(488)	(486)	(489)	(494)	(507)	(510)
Basis of real estate sold	(25)	(37)	(54)	(109)	(106)	(103)	(108)	(81)	(79)	(91)	(113)	(124)	(160)	(171)	(149)	(116)
Unallocated pension service costs	6	3	(1)	(5)	(5)	(5)	(4)	(4)	(2)	(2)	(1)	—	—	—	—	—
Special items in operating income	(96)	(115)	(129)	(135)	(73)	(264)	(457)	(343)	(339)	(149)	58	(28)	(40)	(20)	33	1
Operating Income (LTM) (GAAP) [1]	**$637**	**$687**	**$786**	**$822**	**$976**	**$885**	**$829**	**$1,131**	**$1,242**	**$1,561**	**$1,693**	**$1,394**	**$1,164**	**$874**	**$739**	**$651**
Equity earnings (loss) from joint ventures	5	12	21	22	17	10	2	1	1	1	—	—	—	—	—	—
Non-operating pension and other post-retirement benefit costs	24	32	41	48	12	(6)	(35)	(62)	(64)	(69)	(70)	(272)	(718)	(715)	(713)	(516)
Interest income and other	36	37	43	43	43	42	38	39	42	44	46	60	58	53	46	30
Net Contribution to Earnings (LTM) [1]	**$702**	**$768**	**$891**	**$935**	**$1,048**	**$931**	**$834**	**$1,109**	**$1,221**	**$1,537**	**$1,669**	**$1,182**	**$504**	**$212**	**$72**	**$165**
Interest expense, net of capitalized interest	(354)	(383)	(410)	(431)	(435)	(421)	(405)	(393)	(387)	(379)	(374)	(375)	(389)	(388)	(386)	(378)
Income taxes	56	24	(42)	(89)	(102)	(105)	(56)	(134)	(140)	(171)	(183)	(59)	75	177	159	137
Net Earnings (Loss) from Continuing Operations (LTM) [1]	$404	$409	$439	$415	$511	$405	$373	$582	$694	$987	$1,112	$748	$190	$1	($155)	($76)
Earnings from discontinued operations, net of income taxes	82	101	107	612	592	554	489	—	—	—	—	—	—	—	—	—
Net Earnings (Loss) (LTM) (GAAP) [1]	**$486**	**$510**	**$546**	**$1,027**	**$1,103**	**$959**	**$862**	**$582**	**$694**	**$987**	**$1,112**	**$748**	**$190**	**$1**	**($155)**	**($76)**
Dividends on preference shares	(44)	(44)	(33)	(22)	(11)	—	—	—	—	—	—	—	—	—	—	—
Net Earnings (Loss) to Common Shareholders (LTM) (GAAP) [1]	**$442**	**$466**	**$513**	**$1,005**	**$1,092**	**$959**	**$862**	**$582**	**$694**	**$987**	**$1,112**	**$748**	**$190**	**$1**	**($155)**	**($76)**

1. LTM – last twelve months.
2. Net debt to Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Net debt to Adjusted EBITDA, as we define it, is long-term debt and borrowings on line of credit, net of cash and cash equivalents divided by the last twelve months of Adjusted EBITDA.
3. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

ADJUSTED EBITDA RECONCILATION

Timberlands

$ Millions	2011	2012	2013	2014	2015	2016	2017	2018	2019
Western Timberlands and Energy & Natural Resources (ENR)	$283	$263	$380	$579	$470	$449	$520	$544	$332
Less: EBITDA attributable to Western ENR[1]	4	5	7	8	11	6	12	12	14
Western Timberlands	**279**	**258**	**373**	**571**	**459**	**443**	**508**	**532**	**318**
Southern Timberlands and ENR	290	339	372	457	472	469	428	398	410
Less: EBITDA attributable to Southern ENR[1]	64	41	44	47	42	43	45	47	58
Southern Timberlands	**226**	**298**	**328**	**410**	**430**	**426**	**383**	**351**	**352**
Northern Timberlands	**29**	**28**	**32**	**47**	**41**	**26**	**23**	**19**	**15**
Other Timberlands	**(15)**	**(8)**	**46**	**2**	**7**	**6**	**22**	**—**	**(5)**
Adjusted EBITDA including Legacy Plum Creek operations[1,2]	**$519**	**$576**	**$779**	**$1,030**	**$937**	**$901**	**$936**	**$902**	**$680**
Less: EBITDA attributable to Plum Creek[3]	175	203	235	291	260	36	—	—	—
Weyerhaeuser Timberlands Adjusted EBITDA[1]	**$344**	**$373**	**$544**	**$739**	**$678**	**$865**	**$936**	**$902**	**$680**
Depletion, Depreciation & Amortization	(138)	(143)	(168)	(207)	(208)	(366)	(356)	(319)	(301)
Special Items	—	—	—	—	—	—	(48)	—	(32)
Operating Income (GAAP)	**$206**	**$230**	**$376**	**$532**	**$470**	**$499**	**$532**	**$583**	**$347**
Interest Income and Other	4	3	4	—	—	—	—	—	—
Loss Attributable to Non-Controlling Interest	—	1	—	—	—	—	—	—	—
Net Contribution to Earnings	**$210**	**$234**	**$380**	**$532**	**$470**	**$499**	**$532**	**$583**	**$347**

1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.
2. Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser's Timberlands segment. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges.
3. Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016.

ADJUSTED EBITDA RECONCILATION

Wood Products

$ Millions	2011	2012	2013	2014	2015	2016[1]	2017	2018	2019
Lumber	($7)	$130	$317	$319	$212	$289	$459	$459	$183
OSB	(4)	143	247	46	41	183	359	329	59
EWP	6	17	45	79	114	145	173	177	207
Distribution	(37)	(29)	(33)	2	10	25	38	32	33
Other	(1)	(15)	(2)	—	(5)	(1)	(12)	(10)	(6)
Adjusted EBITDA[2]	**($43)**	**$246**	**$574**	**$446**	**$372**	**$641**	**$1,017**	**$987**	**$476**
Depletion, Depreciation & Amortization	(151)	(133)	(123)	(119)	(106)	(129)	(145)	(149)	(191)
Special Items	(52)	6	(10)	—	(8)	—	(303)	—	68
Operating Income (GAAP)	**($246)**	**$119**	**$441**	**$327**	**$258**	**$512**	**$569**	**$838**	**$353**
Interest Income and Other	3	1	—	—	—	—	—	—	—
Net Contribution to Earnings	**($243)**	**$120**	**$441**	**$327**	**$258**	**$512**	**$569**	**$838**	**$353**

1. Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016.
2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

ADJUSTED EBITDA RECONCILATION

Real Estate, Energy & Natural Resources

$ Millions	2016	2017	2018	2019
Real Estate	$142	$178	$196	$193
Energy & Natural Resources	47	63	68	81
Adjusted EBITDA[1]	**$189**	**$241**	**$264**	**$274**
Depletion, Depreciation & Amortization	(13)	(15)	(14)	(14)
Basis of Real Estate Sold	(109)	(81)	(124)	(116)
Special Items in Operating Income	(14)	—	—	—
Operating Income (GAAP)	**$53**	**$145**	**$126**	**$144**
Interest Income and Other	2	1	1	—
Net Contribution to Earnings	**$55**	**$146**	**$127**	**$144**

1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.